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                        ALLSTATE LIFE INSURANCE COMPANY
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                     Supplement, dated September 2, 2009,
                  to the Prospectus Dated April 30, 2005 for
                       Preferred Client Variable Annuity

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable annuity contracts issued by Allstate Life Insurance Company.

In the section entitled "Income Payments", the sub-section entitled "Payout Start Date" is replaced with the following:

   PAYOUT START DATE

   The Payout Start Date is the day that money is applied to an Income Plan. The Payout Start Date must be no later than:

       .  the Annuitant's 99th birthday; or

       .  the 10th Contract Anniversary.

   You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

In the section entitled "Income Payments", in the sub-section entitled "Income Plans," at the end of the first paragraph the following sentence is added:

   Certain Income Plans may not be available depending on the age of the Annuitant.

If you have any questions, please contact your financial representative or the Annuity Service Center at 1-800-457-7617.

Please keep this supplement for future reference together with your prospectus.